Revenues and Loyalty Programs	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
Revenues and Loyalty Programs

NOTE 13. REVENUES AND LOYALTY PROGRAMS
(a)Revenues
The following table represents the Company’s disaggregated revenue by source, due to the Company’s contracts with its customers, for the years ended December 31, 2023 and 2022:

($ in thousands)	2023	2022
Wholesale	$306,363	$367,222
Dispensary	464,522	475,459
Total Revenues	$770,885	$842,681
The Company generates revenues, net of sales discounts, at the point in time the control of the product is transferred to the customer, as the Company has a right to payment and the customer has assumed significant risks and rewards of such product without any remaining performance obligation. Sales discounts were approximately 17.0% and 10.7% of gross revenue for the years ended December 31, 2023 and 2022, respectively. The Company does not enter into long-term sales contracts.
(b)Loyalty Programs
In the states of Illinois, Pennsylvania, New York, Florida, Ohio and Massachusetts; the Company has customer loyalty programs where retail customers accumulate points based on their level of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis products as part of an in-store sales transaction. Loyalty points may be redeemed by customers for $0.03 for each point off of future purchases. The Company records a performance obligation as a reduction of revenue that ranges between $0.01 and $0.02 per loyalty point, inclusive of breakage expectations in respective markets.
Upon redemption, the loyalty program obligation is relieved and the offset is recorded as revenue. As of December 31, 2023 and 2022, there were 71.2 million and 126.1 million points outstanding, respectively. The contract liability totaled $1.2 million and $2.1 million, respectively, which is included in Accrued liabilities within the Consolidated Balance Sheet for the same period. The Company expects outstanding loyalty points to be redeemed within one year.